                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 10, 2002

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38975-02                   88-0387073
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits


        The following exhibit is furnished herewith:


        21 Monthly Servicer's Certificate issued on January 10, 2002 relating to the Equipment Receivables Asset-Backed Notes,
                  Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.06(a) of the Series 1998-1
                  Supplement dated as of April 14, 1998 covering the period of December 1, 2001 through December 31, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA BUSINESS SERVICES CORP.,
                                        As Registrant

                                        By      /s/ MARK SHAPIRO
                                                -----------------

                                        Name:   Mark Shapiro
                                        Title:  Assistant Treasurer


Dated: January 10, 2002

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA LEASING RECEIVABLES CORP. IV,
                                        As Registrant

                                        By      /s/ MARK SHAPIRO
                                                -----------------

                                        Name:   Mark Shapiro
                                        Title:  Treasurer



Dated: January 10, 2002

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA LEASING RECEIVABLES CORP. V,
                                        As Registrant

                                        By      /s/ MARK SHAPIRO
                                                -----------------

                                        Name:   Mark Shapiro
                                        Title:  Treasurer


Dated: January 10, 2002

                                  Exhibit Index


Exhibit No.                                                                 Page
-----------                                                                 ----
   21.1       Monthly Servicer's Certificate dated January 10, 2002
              prepared by the Servicer and sent to the Trustee pursuant
              to Section 3.06(a) of the Series 1998-1 Supplement
              covering the period of December 1, 2001 through December
              31, 2001.